First Quarter 2009 Investor Presentation Exhibit 99.1

New York Community Bancorp, Inc. Page 2
Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995
Forward-looking Statements and Associated Risk
Factors
This presentation, like many written and oral communications presented by New York Community Bancorp, Inc. and our authorized officers, may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934,
as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions.
Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words
“anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions.
Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.
There are a number of factors, many of which are beyond our control, that could cause actual conditions, events, or results to differ significantly from those described in our forward-looking statements. These factors include, but are not limited to: general economic conditions and trends, either nationally or in some or all of the areas in which we and our customers conduct our respective businesses; conditions in the securities and real estate markets or the banking industry; changes in interest rates, which may affect our net income, prepayment penalty income, and other future cash flows, or the market value of our assets, including our investment securities; changes in real estate values, which could impact the quality of the assets securing the loans in our portfolio; changes in the quality or composition of our loan or securities portfolios; changes in competitive pressures among financial institutions or from non-financial institutions;
changes in our customer base or in the financial or operating performances of our customers’ businesses; changes in the demand for our deposit, loan, and investment products and other financial services in the markets we serve; changes in deposit flows and wholesale borrowing facilities; changes in our credit ratings or in our ability to access the capital markets; changes in our estimates of future reserves based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in our capital management policies, including those regarding business combinations, dividends, and share repurchases, among others; our ability to retain key members of management; changes in legislation, regulation, and policies, including, but not limited to, those pertaining to banking, securities, taxation, environmental protection, and insurance, and the ability to comply with such changes in a timely manner; changes in accounting principles, policies, practices, or guidelines; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve
Board of Governors; our timely development of new lines of business and competitive products or services in a changing environment, and the acceptance of such products or services by our customers; operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which we are highly dependent; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems; any interruption in customer service due to circumstances beyond our control; potential exposure to unknown or contingent liabilities of companies we target for acquisition; the outcome of pending or threatened litigation, or of other matters before regulatory agencies, or of matters resulting from regulatory exams, whether currently existing or commencing in the future; environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the Company; war or terrorist activities; and other economic, competitive, governmental, regulatory, and geopolitical factors affecting our operations, pricing, and services.
For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to our Annual Report on Form 10-K for the year ended December 31, 2008, including the section entitled “Risk Factors,” and our Quarterly Reports on Form 10-Q for the quarters ended September 30, 2008, June 30, 2008, and March 31, 2008, on file with the U.S.
Securities and Exchange Commission (the “SEC”).
In addition, it should be noted that we routinely evaluate opportunities to expand through acquisition and frequently conduct due diligence activities in connection with such opportunities. As a result, acquisition discussions and, in some cases, negotiations, may take place at any time, and acquisitions involving cash, debt, or equity securities may occur.
Furthermore, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control.
Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this presentation. Except as required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

With assets of $32.4 billion at 3/31/09:

- We are the 24th largest bank holding company in the nation and operate the 2nd largest thrift. (a)

With a portfolio of $15.9 billion at 3/31/09:

- We are a leading producer of multi-family loans for portfolio in New York City. (a)

With deposits of $14.1 billion at 3/31/09, we operate:

- the 4th largest thrift depository in our market (a); and
- the 15th largest commercial bank depository. (a)

In New York, we operate:

- the 2nd largest thrift depository in Queens, Richmond, Nassau, and Suffolk Counties. (a)

In New Jersey, we operate:

- the 3rd largest thrift depository in Essex County (a);
- the 5th largest thrift depository in Union County (a); and
- the 6th largest thrift depository in the seven NJ counties we serve, combined. (a)

New York Community Bancorp, Inc. Page 3 We are a leading financial institution in the competitive Metro New York/New Jersey region. (a) SNL Financial as of 4/28/09

The origination of multi-family loans:

- $3.2 billion of multi-family loans originated in 2008, and $318 million in 1Q 2009.

The maintenance of strong credit standards, resulting in a record of solid asset quality:

- Net charge-offs represented 0.03% of average loans in 2008 and 0.02% in1Q 2009.

The efficient operation of our Company and our branch network:

- Our operating efficiency ratio has historically ranked in the top 5% of all banks and thrifts. [a][b]

The growth of our business through accretive mergers and acquisitions:

- We completed eight acquisitions from 2000 to 2007.

New York Community Bancorp, Inc. Page 4
We have a consistent business model that focuses
on building value while building the Company.
Our total return to shareholders increased at a compound
annual growth rate of 32.1% between our IPO and 3/31/09.
(a) Please see page 33 for a reconciliation of our GAAP and operating efficiency ratios.
(b) SNL Financial

Our Business Model: Multi-family Lending

$1,348
$9,839
$12,854
$14,529
$14,055
$15,726
$15,856
12/31/99
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
3/31/09

Portfolio statistics at 3/31/09:

- % of total loans = 71.1%
- Average principal balance = $3.9 million
- Average loan-to-value ratio = 61.0%
- Expected weighted average life = 3.7 years
- 1Q 2009 originations = $317.8 million
- % of total loans originated in 1Q 2009 = 47.7%

Terms:

- Years 1-5: Fixed rate at a spread above the 5-year CMT
- Years 6-10: Annually adjustable rate at a spread above prime and 1 point, OR a fixed rate tied to the fixed advance rate of the FHLB-NY plus a spread and 1 point; floor equal to the fixed rate in years 1-5

Prepayment penalties:

- Range from 5 points to 1 point in years 1-5, and again in years 6-10
- Recorded as interest income

New York Community Bancorp, Inc. Page 6 (in millions) Multi-family Loan Portfolio Multi-family loans have grown at a CAGR of 30.5% since 12/31/99.

$96
$2,141
$2,688
$3,114
$3,826
$4,551
$4,606
12/31/99
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
3/31/09

Portfolio statistics at 3/31/09:

- % of total loans = 20.7%
- Average principal balance = $2.5 million
- Average loan-to-value ratio = 54.7%
- Expected weighted average life = 3.4 years
- 1Q 2009 originations = $135.3 million
- % of total loans originated in 1Q 2009 = 20.3%

Terms:

- Years 1-5: Fixed rate at a spread above the 5-year CMT
- Years 6-10: Annually adjustable rate at a spread above prime and 1 point, OR a fixed rate tied to the fixed advance rate of the FHLB-NY plus a spread and 1 point; floor equal to the fixed rate in years 1-5

Prepayment penalties:

- Range from 5 points to 1 point in years 1-5, and again in years 6-10
- Recorded as interest income

New York Community Bancorp, Inc. Page 7 (in millions) Commercial Real Estate Loan Portfolio Our commercial real estate loans feature the same structure as our multi-family loans.

Our Business Model: Asset Quality

0.57%
0.00%
0.50%
0.00%
0.48%
0.00%
0.68%
0.00%
1.63%
0.03%
2.26%
0.02%
2004
2005
2006
2007
2008
1Q 2009

New York Community Bancorp, Inc. Page 9
Net Charge-offs / Average Loans
NYB Net charge-offs: $236,000 $21,000 $420,000 $6.1 million $431,000
We continue to be distinguished by our low level of
net charge-offs.
NYB SNL Bank and Thrift Index
(a)
$5.1 million
(a) SNL Financial as of 4/28/09

Non-performing Loans / Total Loans
0.62%
0.21%
0.48%
0.16%
0.59%
0.11%
1.17%
0.11%
2.18%
0.51%
2.31%
0.79%
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
3/31/09

New York Community Bancorp, Inc. Page 10 The quality of our loan portfolio has consistently exceeded that of our industry. (a) SNL Financial as of 4/28/09 NYB SNL Bank and Thrift Index (a)

New York Community Bancorp, Inc. Page 11
20.16%
20.05%
19.23%
0.43%
3.65%
5.37%
3/31/08 12/31/08 3/31/09
Net Charge-offs / Loan Loss Allowance
(a) SNL Financial as of 4/28/09
Our charge-offs typically represent a much smaller percentage of our loan loss allowance compared to our industry peers.
NYB SNL Bank and Thrift Index
(a)

New York Community Bancorp, Inc. Page 12
For the four years ended 12/31/92 – at the height of the last credit crisis – NCOs represented 0.12% of average loans.
At or for the Twelve Months Ended December 31, At or for the Three
Months Ended
March 31, 2009 1989 1990 1991 1992
NPLs / Total Loans 1.46% 2.48% 2.10% 2.42% 0.79%
NCOs / Average Loans
0.00% 0.00% 0.04% 0.07% 0.02%
Difference 146 bp 248 bp 206 bp 235 bp 77bp
ALL / Non-performing Loans 12.88% 12.94% 24.78% 36.17% 54.35%

New York Community Bancorp, Inc. Page 13
While NPLs have increased in the wake of the economic crisis, they represent a nominal percentage of our loan portfolio.
Loan Type
Non-Performing Loans
as a Percent of Total Loans at
December 31, 2008 March 31, 2009
Multi-family 0.24% 0.34%
Commercial real estate 0.06 0.12
Acquisition, development, and construction 0.11 0.20
Commercial and industrial 0.05 0.06
One- to four-family 0.05 0.06
Other 0.00 0.01
Total loan portfolio 0.51% 0.79%

Conservative Underwriting

- Conservative loan-to-value ("LTV") ratios
- Minimum debt coverage ratio: 120%, except for commercial real estate ("CRE") loans: 130%
- Multi-family and CRE loans are based on the *lower* of economic or market value.

Active Board Involvement

- All loans are approved by the Mortgage or Credit Committee (a majority of the Board of Directors).
- A member of the Mortgage or Credit Committee participates in inspections on multi-family loans originated in excess of $4.0 million, and CRE and construction loans in excess of $2.5 million.

Multiple Appraisals

- All properties are appraised by independent appraisers.
- All independent appraisals are reviewed by in-house appraisal officers.

Reduced Lending in Higher-risk Portfolios

- Since 3Q 2007, acquisition, development, and construction ("ADC") loans have generally consisted of advances that were committed prior to the weakening of the economy.
- ADC, 1-4 family, and other loans declined 22.8% in 2008 and 4.4% in 1Q 2009.

New York Community Bancorp, Inc. Page 14 The quality of our assets reflects the nature of our multi-family lending niche and our strong underwriting standards.

Our Business Model: Efficiency

Efficiency Ratio

59.15%
57.70%
59.23%
61.39%
63.50%
54.92%
21.46%
28.86%
37.59%
41.18%
38.89%
36.63%
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
3/31/09

New York Community Bancorp, Inc. Page 16
Our operating efficiency ratio was 36.63% (a) in 1Q 2009, well below the SNL Bank and Thrift Index efficiency ratio of 54.92%. (b)
(a) Please see page 33 for a reconciliation of our GAAP and operating efficiency ratios.
(b) SNL Financial as of 4/28/09
NYB
(a)
SNL Bank and Thrift Index
(b)

Our Business Model: Growth through Acquisitions

New York Community Bancorp, Inc. Page 18
Queens County
Savings Bank,
forebear of
New York
Community
Bank, is
established in
Queens.
April 1859 1
Public trading
of New York
Community
Bancorp
shares begins.
Nov. 1993 3
Merger-of-
equals with
Richmond
County
Financial Corp.
(RCBK).
July 2001 5
We acquire
Long Island
Financial Corp.
(LICB) and
establish
New York
Commercial
Bank.
Dec. 2005 7
Our holding
company,
New York
Community
Bancorp, is
established.
April 1993
2
We acquire
Haven
Bancorp, Inc.
(HAVN).
Nov. 2000
4
Merger with
Roslyn
Bancorp, Inc.
(RSLN).
Oct. 2003
6
We acquire
Atlantic Bank
of New York
(ABNY).
April 2006
8
We acquire
PennFed
Financial
Services, Inc.
(PFSB).
April 2007 9
We acquire the
NYC branch
network of
Doral Bank,
FSB (Doral).
July 2007
10
We acquire
Synergy
Financial
Group, Inc.
(SYNF).
Oct. 2007 11
We have completed eight acquisitions since 2000.

New York Community Bancorp, Inc. Page 19
(a) Please see pages 34 and 35 for reconciliations of our GAAP and non-GAAP capital measures.
Our growth has been driven by organic loan production and our earnings-accretive acquisition strategy.
(dollars in billions) 12/31/99
w/ HAVN
12/31/00
w/ RCBK
12/31/01
w/ RSLN
12/31/03
w/ LICB
12/31/05
w/ ABNY
12/31/06
w/ PFSB,
Doral, &
SYNF
12/31/07 3/31/09
Number of branches 14 86 120 139 152 166 217 215
Multi-family loans $1.3 $1.9 $3.3 $  7.4 $12.9 $14.5 $14.1 $15.9
Total loans 1.6 3.6 5.4 10.5 17.0 19.7 20.4 22.3
Total assets 1.9 4.7 9.2 23.4 26.3 28.5 30.6 32.4
Core deposits 0.4 1.4 3.0 6.0 6.9 6.7 6.2 7.3
Total deposits 1.1 3.3 5.5 10.3 12.1 12.6 13.2 14.1
Tangible stockholders’ equity (a) 0.1 0.2 0.3 0.9 1.3 1.4 1.6 1.7
Tangible equity / tangible assets (a) 7.19% 4.12% 3.65% 3.97% 5.19% 5.47% 5.83% 5.75%
Tangible equity / tangible assets
excluding accumulated other
comprehensive loss, net of tax (a) 7.19% 4.11% 3.60% 4.13% 5.41% 5.72% 5.90% 5.99%

$13,396
$7,081
$17,029
$5,637
$19,653
$4,926
$20,363
$5,744
$22,192
$5,901
$22,293
$5,755

New York Community Bancorp, Inc. Page 20
(dollars in millions)
% of Total
Assets:
12/31/05 12/31/06
29.5% 55.7% 21.4% 64.8% 17.3% 69.0%
12/31/07 12/31/04
18.8% 66.6%
3/31/09
Loans
Securities
12/31/08
18.2% 68.4%
We typically convert the cash flows from the post-merger sale of acquired assets into securities and then into loans.
17.8% 68.8%

New York Community Bancorp, Inc. Page 21
$658
$3,752
$5,247
$5,945
$6,913
$6,797
$6,779
$5,911
$6,012
$5,551
$4,971
$6,448
$6,246
$739
$846
$1,123
$1,273
$1,047
$1,068
$378
$40
12/31/99 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 3/31/09
Total deposits: 32.1% CAGR
Core deposits:  36.3% CAGR
Demand deposits: 42.6% CAGR
(in millions)
CDs
NOW, MMAs, and Savings
Demand deposits
Deposits
Total Deposits: $10,402 $12,105 $12,619 $13,157 $14,292
Our deposit growth has been largely acquisition-
driven.
$14,093 $1,076

Manhattan
Bronx
Suffolk
Essex
Hudson
Queens
Nassau
Union
Brooklyn
Staten Island
New York
Middlesex
Monmouth
Mercer
New Jersey
Ocean

New York Community Bancorp, Inc. Page 22
Largely reflecting our acquisition strategy, we currently have
161 locations in New York and 54 in New Jersey.
BRANCH LOCATIONS
COMMUNITY BANK COMMERCIAL BANK
Queens County Savings Bank (34) New York Commercial Bank (19)
Roslyn Savings Bank (56) Atlantic Bank(18)
Richmond County Savings Bank (22)
Roosevelt Savings Bank (8)
New York Community Bank (4)
Garden State Community Bank (54)

New York Community Bancorp, Inc. Page 23
(dollars in thousands)
NASSAU COUNTY, NY
Rank Institution Deposits
Market
Share
1 JPMorgan Chase & Co. $11,479,033 22.46%
2 Citigroup Inc. 7,371,145 14.42
3 Capital One Financial Corp. 6,250,802 12.23
4 Astoria Financial Corp. 5,091,063 9.96
5 New York Community 4,828,319 9.45
6 Toronto-Dominion Bank 2,827,814 5.53
7 Bank of America Corp. 2,497,138 4.88
8 HSBC Holdings plc 1,969,135 3.85
9 Signature Bank 1,167,206 2.28
10
Apple Financial Holdings 981,144 1.92
Total for Institutions in Market $51,119,564 100.00%
QUEENS COUNTY, NY
Rank Institution Deposits
Market
Share
1 JPMorgan Chase & Co. $  8,495,835 20.81%
2 Citigroup Inc. 5,912,224 14.48
3 Capital One Financial Corp. 4,676,184 11.45
4 Astoria Financial Corp. 3,098,407 7.59
5 HSBC Holdings plc 2,716,071 6.65
6 New York Community 2,697,586 6.61
7 Toronto-Dominion Bank 1,645,740 4.03
8 Ridgewood Savings Bank 1,531,279 3.75
9 Flushing Financial Corp. 1,178,542 2.89
10 Banco Santander S.A. 926,882 2.27
Total for Institutions in Market $40,831,431 100.00%
SUFFOLK COUNTY, NY
Rank Institution Deposits
Market
Share
1 Capital One Financial Corp. $  9,151,781 25.11%
2 JPMorgan Chase & Co 8,348,047 22.90
3 Astoria Financial Corp. 3,055,514 8.38
4 Citigroup Inc. 3,049,335 8.37
5 HSBC Holdings plc 2,321,344 6.37
6 New York Community 1,832,850 5.03
7 Bank of America Corp. 1,534,788 4.21
8 Toronto-Dominion Bank 1,360,738 3.73
9 Suffolk Bancorp 1,219,170 3.34
10 Smithtown Bancorp 998,244 2.74
Total for Institutions in Market $36,453,093 100.00%
RICHMOND COUNTY, NY
Rank Institution Deposits
Market
Share
1 Banco Santander S.A. $2,374,341 26.37%
2 JPMorgan Chase & Co. 1,747,635 19.41
3 New York Community 1,463,811 16.26
4 Citigroup Inc. 1,108,018 12.31
5 Northfield Bancorp Inc. 685,360 7.61
6 Toronto-Dominion Bank 493,392 5.48
7 Hudson City Bancorp Inc. 319,690 3.55
8 HSBC Holdings plc 255,927 2.84
9 VSB Bancorp Inc. 190,279 2.11
10 Capital One Financial Corp. 149,526 1.66
Total for Institutions in Market $9,003,870 100.00%
ESSEX COUNTY, NJ
Rank Institution Deposits
Market
Share
1 Wells Fargo & Co. $  2,486,843 16.39%
2 Banco Santander S.A. 1,248,583 8.23
3 JPMorgan Chase & Co 1,240,708 8.18
4 PNC Financial 1,224,864 8.07
5 Valley National Bancorp 1,194,410 7.87
6 Toronto-Dominion Bank 1,108,864 7.31
7 Hudson City Bancorp Inc. 1,100,834 7.26
8 Bank of America Corp. 1,070,349 7.05
9 New York Community 756,618 4.99
10 Investors Bancorp Inc. 663,615 4.37
Total for Institutions in Market $15,172,430 100.00%
Source:  SNL Financial
The expansion of our franchise has enabled us to compete
very effectively against the region’s money center banks.

$263
$1,348
$3,557
$9,839
$4,175
$12,854
$5,124
$14,529
$6,308
$14,055
$6,466
$15,726
$6,437
$15,856
12/31/99
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
3/31/09

New York Community Bancorp, Inc. Page 24
(in millions)
Multi-family Loans Outstanding
All Other Loans Outstanding
Loans Outstanding
Multi-family loans:  30.5% CAGR
Total loans:  32.8% CAGR
$1,611 $17,029 $19,653
Total Loans:
$677 $6,332 $4,971 Total Originations:
$22,293
$666
$20,363
$4,853
While acquisitions have contributed to the growth of our loan portfolio, the bulk of our loan growth has been organic.
$22,192
$5,881
$13,396
$6,041

1st Quarter 2009 Performance Highlights

New York Community Bancorp, Inc. Page 26
Our 1Q 2009 performance was our strongest in
several quarters.
(a) Please see page 36 for a reconciliation of our GAAP and cash earnings.
(b) Please see page 37 for a reconciliation of our GAAP and operating earnings.
(c) Please see page 33 for a reconciliation of our GAAP and operating efficiency ratios.
Our Performance Highlights: 1Q 2008 1Q 2009
Y-O-Y
Change
Significant cash earnings growth
(a)
$81,737 $99,905
22.2%
Substantial cash EPS growth
(a)
$0.25 $0.29
16.0%
Significant operating earnings growth
(b)
$70,169 $88,689
26.4%
Substantial operating EPS growth
(b)
$0.22 $0.26
18.2%
Significant margin expansion 2.41% 2.89% 48 bp
Higher net interest income $161,459 $206,915
28.2%
Improved operating efficiency
(c)
42.06% 36.63% 543 bp
(dollars in thousands, except per share data)

New York Community Bancorp, Inc. Page 27
Our asset quality measures continued to exceed
those of our industry peers.
At or for the Three Months Ended 3/31/09
Asset Quality: NYB SNL Bank & Thrift Index
(a)
NCOs / average loans 0.02% 2.26%
NPLs / total loans 0.79% 2.31%
NPAs / total assets 0.55% 2.17%
NCOs / loan loss allowance 5.37% 19.23%
(a) SNL Financial as of 4/28/09

New York Community Bancorp, Inc. Page 28
(dollars in thousands) 1Q 2008 4Q 2008 1Q 2009
Linked-quarter
Increase
(Decrease)
Y-O-Y
Increase
(Decrease)
Average balance of loans $20,244,263 $21,608,984 $22,108,647 2.3% 9.2%
Average yield on loans 6.19% 5.92% 5.83% (9)bp (36)bp
Average yield on interest-earning assets 6.04 5.83 5.66 (17)bp (38)bp
Prepayment penalty income $10,334 $2,446 $1,227 (49.8)% (88.1)%
Net interest margin 2.41% 2.87% 2.89% 2 bp 48 bp
Average cost of borrowed funds 4.49 3.90 3.71 (19)bp (78)bp
Average cost of interest-bearing deposits 3.18 2.37 2.05 (32)bp (113)bp
Average cost of CDs 4.41 3.56 3.35 (21)bp (106)bp
Average cost of interest-bearing liabilities 3.85 3.13 2.92 (21)bp (93)bp
The expansion of our net interest margin has been driven
by loan growth and a reduction in our funding costs.

New York Community Bancorp, Inc. Page 29
Both of our bank subsidiaries are well capitalized institutions:
3/31/09
Community Bank Commercial Bank
Leverage capital ratio 7.11% 11.28%
Tier 1 risk-based capital ratio 10.55% 14.06%
Total risk-based capital ratio 11.00% 14.57%
Our tangible capital measures were enhanced by our common stock offering in May 2008:
Our quarterly cash dividend has increased 90-fold since we initiated payments in 3Q 1994.
In 1Q 2009, we paid our 20th consecutive quarterly cash dividend of $0.25 per share.
(a) Please see page 34 for a reconciliation of our GAAP and non-GAAP capital measures.
(dollars in billions)
12/31/08 3/31/09
Tangible stockholders’ equity
(a)
$1.7 $1.7
Tangible equity / tangible assets
(a)
5.66% 5.75%
Tangible equity / tangible assets excluding
accumulated other comprehensive loss, net of tax
(a)
5.94% 5.99%
The strength of our capital position has enabled us
to pay a strong dividend.

New York Community Bancorp, Inc. Page 30
Total Return on Investment
SNL Bank & Thrift Index
(a)
NYB
(b)
14.7% 6.2% 107.5%
240%
615%
462%
213%
105%
717%
2,479%
2,885%
2,059%
1,956%
11/23/93 12/31/99 12/31/06 12/31/07 12/31/08 3/31/09
5.7%
Annual yield produced by $1.00 per share dividend
on shares purchased at the date indicated:
CAGR since IPO =
32.1%
(a) SNL Financial
(b) Bloomberg
As a result of nine stock splits in a span of 10 years, our charter shareholders have 2,700 shares of NYB stock for each 100 shares originally purchased.
8.4%
Notwithstanding the decline in the capital markets, our business model has created significant value for our shareholders over time.
9.0%

Improve Our Performance Metrics

- Increase our revenues
- Continue to expand our net interest margin
- Maintain a strong level of operating efficiency
- Grow our operating earnings

Strengthen Our Franchise

- Execute accretive merger transactions while enhancing the value of our franchise
- Integrate the data processing systems used by the Community and Commercial Banks

Manage Our Assets and Liabilities

- Grow our loan portfolio
- Maintain superior asset quality
- Reduce our balances of higher-cost wholesale funding and higher-cost retail deposits

Manage Our Capital

- Maintain the strength of our tangible capital measures
- Maintain our quarterly cash dividend at the current amount

New York Community Bancorp, Inc. Page 31 We are committed to building value for our investors. Our Goals

Log onto our web site:	www.myNYCB.com
E-mail requests to:	ir@myNYCB.com
Call Investor Relations at:	(516) 683-4420
Write to:	New York Community Bancorp, Inc. 615 Merrick Avenue Westbury, NY 11590

New York Community Bancorp, Inc. Page 32 5/1/2009 For More Information

New York Community Bancorp, Inc. Page 33
For the Three Months
Ended For the Years Ended December 31,
March 31, 2009 2008 2007 2006 2005 2004
(dollars in thousands) GAAP Operating GAAP Operating GAAP Operating GAAP Operating GAAP Operating GAAP Operating
Total net interest income and
non-interest income $229,091 $229,091 $691,024 $691,024 $727,622 $727,622 $650,556 $650,556 $693,068 $693,068 $737,040 $737,040
Adjustments:
Visa-related gain -- -- -- (1,647) -- -- -- -- -- -- -- --
Net gain on sale of securities -- -- -- -- -- (1,888) -- -- -- -- -- --
Loss on mark-to-market of interest
rate swaps -- -- -- -- -- -- -- 6,071 -- -- -- --
(Gain) loss on debt redemption -- -- -- (16,962) -- 1,848 -- 1,859 -- -- -- --
Loss on other-than-temporary
impairment -- -- -- 104,317 -- 56,958 -- -- -- -- -- 8,209
Debt repositioning charge -- -- -- 39,647 -- -- -- -- -- -- -- --
Balance sheet repositioning charge -- -- -- -- -- -- -- -- -- -- -- 157,215
Gain on sale of bank-owned property -- -- -- -- -- (64,879) -- -- -- -- -- --
Adjusted total net interest income
and non-interest income $229,091 $229,091 $691,024 $816,379 $727,622 $719,661 $650,556 $658,486 $693,068 $693,068 $737,040 $902,464
Operating expenses $83,911 $83,911 $320,818 $320,818 $299,575 $299,575 $256,362 $256,362 $236,621 $236,621 $193,632 $193,632
Adjustments:
Merger-related charge -- -- -- -- -- (2,245) -- (5,744) -- (36,588) -- --
Litigation settlement charge -- -- -- (3,365) -- -- -- -- -- -- -- --
VISA litigation charge -- -- -- -- -- (1,000) -- -- -- -- -- --
Retirement charge -- -- -- -- -- -- -- (3,072) -- -- -- --
Adjusted operating expenses $83,911 $83,911 $320,818 $317,453 $299,575 $296,330 $256,362 $247,546 $236,621 $200,033 $193,632 $193,632
Efficiency ratio 36.63% 36.63% 46.43% 38.89% 41.17% 41.18% 39.41% 37.59% 34.14% 28.86% 26.27% 21.46%
Reconciliation of GAAP and Operating Efficiency
Ratios
The following table presents reconciliations of the Company’s GAAP and operating efficiency ratios for the years ended December 31, 2004, 2005,
2006, 2007 and 2008 and for the three months ended March 31, 2009.

New York Community Bancorp, Inc. Page 34
Reconciliation of GAAP and Non-GAAP Capital
Measures
March 31, December 31,
(dollars in thousands)
2009 2008 2007 2006 2005 2004
Total stockholders’ equity $4,235,886 $  4,219,246 $  4,182,313 $  3,689,837 $  3,324,877 $  3,186,414
Less: Goodwill (2,436,401) (2,436,401) (2,437,404) (2,148,108) (1,980,689) (1,951,438)
Core deposit intangibles (82,093) (87,780) (111,123) (106,381) (86,533) (87,553)
Tangible stockholders’ equity $1,717,392 $  1,695,065 $  1,633,786 $  1,435,348 $  1,257,655 $  1,147,423
Total assets $32,402,552 $32,466,906 $30,579,822 $28,482,370 $26,283,705 $24,037,826
Less: Goodwill (2,436,401) (2,436,401) (2,437,404) (2,148,108) (1,980,689) (1,951,438)
Core deposit intangibles (82,093) (87,780) (111,123) (106,381) (86,533) (87,553)
Tangible assets $29,884,058 $29,942,725 $28,031,295 $26,227,881 $24,216,483 $21,998,835
Stockholders’ equity to total assets 13.07% 13.00% 13.68% 12.95% 12.65% 13.26%
Tangible stockholders’ equity to tangible assets 5.75% 5.66% 5.83% 5.47% 5.19% 5.22%
Tangible stockholders’ equity $1,717,392 $1,695,065 $1,633,786 $1,435,348 $1,257,655 $1,147,423
Accumulated other comprehensive loss, net of tax 78,086 87,319 21,315 68,053 55,857 40,697
Adjusted tangible stockholders’ equity $1,795,478 $1,782,384 $1,655,101 $1,503,401 $1,313,512 $1,188,120
Tangible assets $29,884,058 $29,942,725 $28,031,295 $26,227,881 $24,216,483 $21,998,835
Accumulated other comprehensive loss, net of tax 78,086 87,319 21,315 68,053 55,857 40,697
Adjusted tangible assets $29,962,144 $30,030,044 $28,052,610 $26,295,394 $24,272,340 $22,039,532
Adjusted tangible stockholders’ equity to adjusted
tangible assets 5.99% 5.94% 5.90% 5.72% 5.41% 5.39%
The following table presents reconciliations of the Company’s stockholders’ equity, tangible stockholders’ equity, and adjusted tangible stockholders’
equity; total assets, tangible assets, and adjusted tangible assets; and the related capital measures at December 31, 2004, 2005, 2006, 2007, and 2008 and March 31, 2009:
Please see the following page for reconciliations at December 31, 1999, 2000, 2001, 2002, and 2003.

New York Community Bancorp, Inc. Page 35
The following table presents reconciliations of the Company’s stockholders’ equity, tangible stockholders’ equity, and adjusted tangible stockholders’
equity; total assets, tangible assets, and adjusted tangible assets; and the related capital measures at December 31, 1999, 2000, 2001, 2002, and
2003:
December 31,
(dollars in thousands)
2003 2002 2001 2000 1999
Total stockholders’ equity $  2,868,657 $1,323,512 $  983,134 $  307,410 $137,141
Less: Goodwill (1,918,353) (624,518) (614,653) (118,070) --
Core deposit intangibles (98,993) (51,500) (57,500) -- --
Tangible stockholders’ equity $     851,311 $   647,494 $  310,981 $  189,340 $137,141
Total assets $23,441,337 $11,313,092 $9,202,635 $4,710,785 $1,906,835
Less: Goodwill (1,918,353) (624,518) (614,653) (118,070) --
Core deposit intangibles (98,993) (51,500) (57,500) -- --
Tangible assets $21,423,991 $10,637,074 $8,530,482 $4,592,715 $1,906,835
Stockholders’ equity to total assets 12.24% 11.70% 10.68% 6.53% 7.19%
Tangible stockholders’ equity to tangible assets 3.97% 6.09% 3.65% 4.12% 7.19%
Tangible stockholders’ equity $851,311 $647,494 $310,981 $189,340 $137,141
Accumulated other comprehensive loss (gain), net of tax 34,640 (34,852) (3,715) (820) --
Adjusted tangible stockholders’ equity $885,951 $612,642 $307,266 $188,520 $137,141
Tangible assets $21,423,991 $10,637,074 $8,530,482 $4,592,715 $1,906,835
Accumulated other comprehensive loss (gain), net of tax 34,640 (34,852) (3,715) (820) --
Adjusted tangible assets $21,458,631 $10,602,222 $8,526,767 $4,591,895 $1,906,835
Adjusted tangible stockholders’ equity to adjusted tangible assets 4.13% 5.78% 3.60% 4.11% 7.19%
Reconciliation of GAAP and Non-GAAP Capital
Measures

New York Community Bancorp, Inc. Page 36
Reconciliation of GAAP and Cash Earnings
The following table presents a reconciliation of the Company’s GAAP and cash earnings for the three months ended March 31, 2008 and 2009:
For the
Three Months Ended
March 31, March 31,
(in thousands, except per share data) 2009 2008
GAAP Earnings $88,689 $72,371
Additional contributions to tangible stockholders’ equity:
Amortization and appreciation of shares held in stock-related benefit plans 3,484 3,138
Associated tax effects 1,887 277
Dividends on unallocated ESOP shares 158 244
Amortization of core deposit intangibles 5,687 6,032
Loss on other-than-temporary impairment of securities -- --
Visa-related gain -- (325)
Total additional contributions to tangible stockholders’ equity 11,216 9,366
Cash earnings $99,905 $81,737
Diluted GAAP Earnings per Share $0.26 $0.22
Additional contributions to diluted GAAP earnings per share:
Amortization and appreciation of shares held in stock-related benefit plans 0.01 0.01
Associated tax effects -- --
Dividends on unallocated ESOP shares -- --
Amortization of core deposit intangibles 0.02 0.02
Loss on other-than-temporary impairment of securities -- --
Visa-related gain -- --
Total additional contributions to diluted GAAP earnings per share 0.03 0.03
Diluted cash earnings per share $0.29 $0.25

New York Community Bancorp, Inc. Page 37
For the Three Months Ended March 31,
(in thousands, except per share data) 2009 2008
GAAP Earnings $88,689 $72,371
Adjustments to GAAP earnings:
Visa litigation charge -- (1,647)
Gain on debt repurchases -- (926)
Income tax effect -- 371
Operating earnings $88,689 $ 70,169
Diluted GAAP Earnings per Share $0.26 $0.22
Adjustments to diluted GAAP earnings per share:
Visa litigation charge -- --
Gain on debt repurchases -- --
Diluted operating earnings per share $0.26 $0.22
The following table presents a reconciliation of the Company’s GAAP and operating earnings for the three months ended March 31, 2008 and 2009:
Reconciliation of GAAP and Operating Earnings